Accounts Receivable - Summary of Accounts Receivable (Detail) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Trade and other receivables [abstract]
Trade receivables from provisional concentrate sales, net of fair value adjustment	$ 8,703	$ 5,360
Trade receivables from sales of cobalt	0	3,975
Other accounts receivable	951	743
Total accounts receivable	$ 9,654	$ 10,078